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                                                                    EXHIBIT 23.1



                      [BARRY L. FRIEDMAN, P.C. LETTERHEAD]



                          CONSENT OF BARRY L. FRIEDMAN
                           Certified Public Accountant


I consent to the use of my report dated January 4, 1999, on the Financial Statements dated December 31, 1998, of Sierra Resources Group, Inc., included herein and to the reference made by me.



/s/ BARRY L. FRIEDMAN
-----------------------------------
Barry L. Friedman, CPA
Las Vegas, Nevada
January 4, 1999